UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-32113 (Commission File Number)	33-0832424 (IRS Employer Identification No.)

17101 Armstrong Avenue, Irvine, CA (Address of principal executive offices)		92614 (Zip Code)
Registrant’s telephone number, including area code                                         (714) 430-6400
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 31, 2008, the Board of Directors of Resources Connection, Inc. (the “Company”) approved amendments to Section 35, Section 36 and Section 37 of the Company’s Amended and Restated Bylaws to allow for the issuance and transfer of uncertificated shares of the Company’s stock. These amendments were adopted to allow the Company to participate in the Direct Registration System administered by the Depository Trust Company.
The text of these amendments is attached as Exhibit 3.2 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
3.2	Text of Amendment and Restatement of Section 35, Section 36 and Section 37 of the Amended and Restated Bylaws of Resources Connection, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.
Date: February 4, 2008	By:	/s/ Donald B. Murray
Donald B. Murray
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.2	Text of Amendment and Restatement of Section 35, Section 36 and Section 37 of the Amended and Restated Bylaws of Resources Connection, Inc.